  EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of US Biodefense, Inc., a Utah corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB/A for the year ended November 30, 2007 (the "Form 10-KSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2008

By: /s/ Scott Gallagher
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        Scott Gallagher
        Chief Executive Officer and
        Acting Chief Financial Officer